Exhibit 10.2

Amendment to

License Agreement

Between

Pharming Group N.V., Pharming Intellectual Property B.V. and Santarus, Inc.

This Amendment (the “Amendment”) to the License Agreement dated September 10, 2010 (the “License”), among Pharming Group N.V. on behalf of itself and each of its Affiliates, including Pharming Intellectual Property B.V. and Pharming Technologies B.V. (“Pharming”) and Santarus, Inc. (“Santarus”) is made as of June 18, 2012 (the “Effective Date”).

RECITALS

WHEREAS, Pharming and Santarus desire to amend certain terms of the License as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Amendment of Section 1.43. Section 1.43 of the License is hereby amended and restated in its entirety as follows:

“1.43 “Product Trademarks” means Rhucin® (U.S. Registration No. 3170766, Canada Registration No. 679674 and Mexico Registration No. 915967) and Ruconest® (U.S. Registration No. 4095324, Canada Registration No. 820728 and Mexico Registration No. 1222478) and all related domain names and trademark related rights in the Territory, as more specifically described on Exhibit 1.43 attached hereto. For clarity, the Product Trademarks are subject to a right of usufruct as set forth in the Deed.”

2. Amendment of Exhibit 1.43. Exhibit 1.43 of the License is hereby amended to add the trademark information set forth on Exhibit 1.43 hereto.

3. Miscellaneous.

3.1 Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.

3.2 Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.

3.3 This Amendment is deemed to have been entered into in the State of New York, United States of America, as applied to contracts entered into and performed entirely in

New York by New York residents and its interpretation, construction, and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

PHARMING GROUP N.V.

By:	/s/ Sijmen de Vries
Name:	Sijmen de Vries
Title:	Chief Executive Officer

By:	/s/ Bruno M.L. Gianetti
Name:	Bruno M.L. Gianetti
Title:	Chief Operations Officer

PHARMING INTELLECTUAL PROPERTY B.V.

By:	/s/ Sijmen de Vries
Name:	Sijmen de Vries
Title:	Chief Executive Officer

By:	/s/ Bruno M.L. Gianetti
Name:	Bruno M.L. Gianetti
Title:	Chief Operations Officer

SANTARUS, INC.

By:	/s/ Gerald T. Proehl
Name:	Gerald T. Proehl
Title:	President and Chief Executive Officer

Exhibit 1.43

Product Trademarks

Trademark	Country	Classes	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.
RUCONEST	CA	5	820728	March 27, 2012	March 27, 2027	Pharming Intellectual Property B.V.	Registered
RUCONEST	MX	5	1222478	June 15, 2011	February 10, 2021	Pharming Intellectual Property B.V.	Registered
RUCONEST	US	5	4095324	February 7, 2012	February 7, 2022	Pharming Intellectual Property B.V.	Registered

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